COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2022
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES

NOTE 7-COMMITMENTS AND CONTINGENCIES

Contractual obligations and commercial commitments

Letters of credit:

The Company issues bid bond, commercial letters of credit or standby letters of credit primarily to support international sales activities outside of China and in support of purchase commitments. When the Company submits a bid for a sale, often the potential customer will require that the Company issue a bid bond or a standby letter of credit to demonstrate its commitment through the bid process. In addition, the Company may be required to issue standby letters of credit as guarantees for advance customer payments upon contract signing or performance guarantees. The standby letters of credit usually expire without being drawn by the beneficiary thereof. Finally, the Company may issue commercial letters of credit in support of purchase commitments. As of December 31, 2022, the

Company’s outstanding letters of credit approximated $12.3 million. These balances are included in Short-term restricted cash and Long-term restricted cash.

Purchase commitments:

The Company is obligated to purchase raw materials and work-in-process inventory under various orders from various suppliers. If the Company fails to fulfill the contracts, it will have adverse consequences materials to the Company’s operations or financial condition. On December 31, 2022, the Company had outstanding purchase commitments, including agreements that are non-cancelable, approximating $0.2 million.

Capital commitments

The Company’s capital commitments are related to commitments in connection with its ERP replacement implementation project, total capital commitments contracted but not yet reflected in the financial statements amounted to $0.1 million as of December 31, 2022. All of the commitments are to be fulfilled within one year.

Intellectual property:

Certain sales contracts include provisions under which customers are indemnified by the Company in the event of, among other things, a third party claim against the customer for intellectual property rights infringement related to the Company’s products. There are no limitations on the maximum potential future payments under these guarantees. The Company has not accrued any amounts in relation to these contractual provisions as no such claims have been made and the Company believes it has valid enforceable rights to the intellectual property embedded in its products.

Uncertain Tax Positions:

As of December 31, 2022, the Company had $3.2 million of gross unrecognized tax benefits, of which $0.5 million related to tax benefits that, if recognized, would affect the annual effective tax rate. The remaining $2.7 million gross unrecognized tax benefits, if recognized, would affect certain deferred tax assets and federal tax benefit of state income tax.

Litigation:

The Company is a party to other litigation matters and claims that are normal in the course of operations and, while the results of such litigation matters and claims cannot be predicted with certainty, management of the Company believes it is not reasonably possible the final outcome of such matters will have a material adverse impact on the Company’s financial position, results of operations or cash flows.